                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2000


                               Aries Ventures Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                        0-14136                      84-0987840
---------------                 ------------                ----------------
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)                 Identification
incorporation)                                                   Number)


       28720 Canwood Street, Suite 207, Agoura Hills, California  91301
      --------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (818) 879-6501


                                  Casmyn Corp.
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.


      (c)  Exhibits:

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

16         Letter re change in certifying accountant -

           Response letter from Deloitte & Touche LLP dated August 29, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Aries Ventures Inc.
                                              ------------------------
                                                    (Registrant)




Date:  August 30, 2000                   By:  /s/ ROBERT N. WEINGARTEN
                                              ------------------------
                                              Robert N. Weingarten
                                              Chief Financial Officer